SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Global Payment Technologies, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                                425B Oser Avenue,
                            Hauppauge, New York 11788



                                           March 21, 2006



Dear Fellow Stockholders:

         You are cordially invited to attend our 2006 Annual Meeting of Stockholders, which will be held on Tuesday, April 25, 2006 at 10:00 a.m., at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788.

         The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.


                                           Cordially,


                                           STEPHEN NEVITT
                                           President and Chief Executive Officer

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                                425B Oser Avenue,
                            Hauppauge, New York 11788

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2006

                                -----------------

To the Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC. (the "Company") will be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on April 25, 2006 at 10:00 a.m., Eastern Standard Time, for the following purposes:

                  1. To elect two (2) Class II directors to serve until the Annual Meeting of Stockholders to be held in the year 2009 and until their respective successors are elected and qualified; and

                  2.       To approve the Company's 2006 Stock Option Plan; and

                  3. To approve an amendment to the Company's 1996 Stock Option Plan; and

                  4. To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record at the close of business on March 14, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                             By Order of the Board of Directors,

                                             THOMAS MCNEILL
                                             Secretary

Hauppauge, New York
March 21, 2006

--------------------------------------------------------------------------------

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                               -------------------
                                 PROXY STATEMENT
                              ---------------------

         This Proxy Statement is furnished to the stockholders of Global Payment Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2006 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Tuesday, April 25, 2006 at 10:00 a.m., Eastern Standard Time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         The Company intends to mail this Proxy Statement and the accompanying proxy to stockholders on or about March 21, 2006.

         The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

         Proxies in the accompanying form, duly executed, returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company or by personally withdrawing the proxy at the meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are:

                                425B Oser Avenue,
                            Hauppauge, New York 11788
                          Telephone No.: (631) 231-1177


                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on March 14, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of February 28, 2006, there were issued and outstanding 6,218,201 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock that is outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                          QUORUM AND VOTING PROCEDURES

         Quorum: The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         Vote Required: Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The proposals to approve the Company's 2006 Stock Option Plan and to approve the amendment to the Company's 1996 Stock Option Plan require the affirmative vote of a majority of all of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be either employees of the Company, counsel to the Company or employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         Effect of Abstentions and Broker Non-Votes: Proxies submitted which contain abstentions or "broker non-votes" (i.e., proxies from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker or nominee does not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director, the adoption of the 2006 Stock Option Plan, or the adoption of the amendment to the 1996 Stock Option Plan.

         The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as indicated above.


                                   PROPOSAL 1
                         ELECTION OF CLASS II DIRECTORS

         The Company's Board of Directors consists of six directors divided into three classes. The terms of office of Class I, Class II and Class III directors expire at the 2008, 2006 and 2007 Annual Meeting of Stockholders, respectively. At each annual meeting, directors are chosen to succeed those in the Class whose term expires at that annual meeting to serve for a term of three years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's stockholders except for Mr. Nevitt and Mr. Goldberg who were appointed by the Board of Directors in January 2005 and January 2006, respectively. At the Annual Meeting, two Class II directors will be elected.

         Shares represented by valid proxies in the form accompanying this Proxy Statement will be voted for the election of the nominees named below, unless authority is withheld. Should either or both of the nominees listed below be unable to serve, it is intended that the proxies will be voted for such other nominees as may be designated by the Board of Directors. Unless otherwise directed, the persons named in the proxy accompanying this Proxy Statement intend to cast all proxies received for the election of Stephen Nevitt and Matthew Dollinger to serve as directors upon their nomination at the Annual Meeting. Both Mr. Nevitt and Mr. Dollinger have indicated to the Board that they expect to be available to serve as a director of the Company.

Recommendation

         THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINATED CLASS II DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS ELECT THE NOMINATED CLASS II DIRECTORS.

Nominees For Director

         The following table sets forth certain information concerning the nominees for director of the Company:

Name                     Positions with the Company                         Age
----                     --------------------------                         ---
Stephen Nevitt........   Director, President and Chief Executive Officer    58
Matthew Dollinger.....   None                                               62


Information About Nominees

         Stephen Nevitt has been a director of the Company since January 2005 and President and Chief Executive Officer since November 2005. From September 2003 until November 2005, he was a partner in Solar Crossings LLC, an international marketing and sales agency that is consulting on the commercial launch of new sunglass technologies. From August 2000 through August 2003, Mr. Nevitt was a consultant to Bushnell Performance Optics, a leading global distributor of sunglasses, binoculars and range finders. From November 1976 to August 1995 Mr. Nevitt worked in a family sunglass business. In 1995 his company successfully completed an initial public offering trading under the name Solar-Mates, Inc. In 1997 the company acquired the Serengeti Eyewear division from Corning Inc. The company, now known as Serengeti Eyewear, Inc., was purchased by strategic buyers in August 2000. Mr. Nevitt served as President/CEO of the company from October 1992 to August 2000.

         Matthew Dollinger has been a senior member of the law firm of Dollinger, Gonski & Grossman since its formation in 1977. The firm is primarily engaged in Commercial and Real Property litigation in the Federal and State Courts located in the States of New York, New Jersey and Florida. Mr. Dollinger is licensed to practice law in New York and Florida as well as before various United States District Courts and the United States Supreme Court. Mr. Dollinger is a member of the New York State Bar Association, Florida Bar Association, Nassau County Bar Association, Brooklyn Bar Association, Suffolk County Bar Association and the American Bar Association. Mr. Dollinger participates as a member of Commercial Litigation and Real Property Committees in various state bar associations. Mr. Dollinger has lectured to bar associations and non-bar association groups in the fields of Commercial Litigation, Title Insurance and Ethical matters involving attorneys and clients. Mr. Dollinger received a Juris Doctor Degree in 1969 from the Brooklyn Law School and a Bachelor of Arts Degree in 1966 from the Long Island University.

Current Members of the Board of Directors

         The current directors of the Company, their respective age, Class and term of office and biographical information is as set forth below.

Director.                  Age             Class            Term Expires at
--------                   ---             -----            ---------------
Richard E. Gerzof          61              I                2008 Annual Meeting
William H. Wood            63              I                2008 Annual Meeting
Stephen Nevitt             58              II               2006 Annual Meeting
Edward Seidenberg (1)      48              II               2006 Annual Meeting
Thomas Oliveri             47              III              2007 Annual Meeting
Elliot H. Goldberg         66              III              2007 Annual Meeting

(1) On February 16, 2006, Mr. Seidenberg advised the Board of Directors of the Company that he would not be a candidate for re-election.

Biographical Information

         Richard E. Gerzof has been Chairman of the Board of Directors since March 2004, Vice Chairman of the Board of Directors from May 2003 to March 2004, and a director of the Company since its inception in 1988. Mr. Gerzof has been a partner of Sun Harbor Manor, a nursing home, since 1974. He has also been a licensed real estate broker since 1982 and was a partner or principal in Sonom Realty Co., a property management and construction firm, from 1974 through 1992. He has also been a partner in the Frank's Steaks Restaurant chain since 1993.

         Elliot H. Goldberg has been a director of the Company since January 2006. Mr. Goldberg has been the senior partner at the public accounting firm of Liebman, Goldberg & Drogin LLP since May 1, 1997. From 1967 to May 1, 1997 he operated the public accounting firm of Elliot H. Goldberg CPA PC., which then merged into Liebman Goldberg & Drogin, LLP. Mr. Goldberg has been a member of the New York State Society of CPAs and American Institute of Certified Public Accountants since 1967. Since 1971 Mr. Goldberg has been President of Lor-Deb Enterprises Ltd., an insurance consulting brokerage firm. Mr. Goldberg received a Bachelor of Arts Degree in Economics in 1963 and a Bachelor of Business Administration Degree in accounting in 1965 from the City University of N.Y.

         Thomas Oliveri has been Executive Vice President and Chief Operating Officer since November 2005 and a director since December 2003. He was President and Chief Executive Officer of the Company from January 2004 to November 2005. From May 2003 to January 2004 he was President and Chief Operating Officer. He was Vice President, Chief Operating Officer of the Company from November 2000 to May 2003 and was Vice President, Operations from March 1999 to October 2000. He was Director of Operations of the Company from January 1999 to February 1999. From May 1998 to November 1998 he served as Director of Operations for Bennett X-Ray. From December 1995 to May 1998, he served as plant manager and then as general manager of the Cybex division of Lumex, Inc., a manufacturer of fitness and rehabilitation equipment. From May 1993 to November 1995 he served as manager of technical services and then as general manager within the Lumex division of Lumex, Inc., a manufacturer and provider of health care products. From 1988 to May 1993 he served as general manager for Ragen Data Systems, a manufacturer of fuel gauging systems.

         William H. Wood has been a Director of the Company since August 2004 and Chairman of the Nominating Committee since January 2005. He was President of the Company from January 1993 to March 1998 and served as Chief Executive Officer of the Company from April 1993 to May 1996. He was a director of the Company from May 1993 to March 1999. Since October 2005, Mr. Wood has provided consulting services to the Company. From April 1999 to July 2004 he was self employed in various consulting and sales assignments in the beverage and vending industries, and was engaged in community activities and private investments. From January 1990 until January 1993 he held various executive positions at Maytag Corp./Dixie Narco Division, including Director of Product Development (January 1990 to June 1990), Vice President, Engineering and Technical Resources (July 1990 to April 1992), and Vice President, Gaming and OEM Business (May 1992 to January 1993). From July 1990 to January 1993 he was also a corporate officer of Maytag Corp., with responsibilities in its Dixie Narco Division.

Independent Directors

         The Board of Directors has determined that Richard E. Gerzof, Elliot H. Goldberg, Edward Seidenberg, and William H. Wood meet the current independence requirements under the listing standards of the NASDAQ National Market System. The Board of Directors made these determinations based primarily upon discussions with them regarding their employment and compensation history, affiliations and family and other relationships. The Board of Directors determined that there were no material relationships between any of such persons and the Company that could interfere with their exercise of independent judgment and that each meets the current independence requirements applicable to independent directors under the listing standards of the NASDAQ National Market System to serve on the Board of Directors.

Committees

         During the fiscal year ended September 30, 2005 the Company's Board of Directors held six meetings. The Board of Directors has a Compensation Committee, comprised of Messrs. Gerzof, Goldberg (effective January 2006), Stuart Levy (from January 2004 until January 2005), Nevitt (from January 2005 until November 2005), and Seidenberg . The Board of Directors also has an Audit Committee, comprised of Messrs. Gerzof, Goldberg (effective January 2006), Levy (until January 2005), Nevitt (from January 2005 until November 2005),and Seidenberg. Effective December 2004, the Board of Directors formed a Nominating Committee, comprised of Messrs. Gerzof, Levy (until January 2005), Goldberg (effective January 2006), Nevitt (from January 2005 until November 2005), and Wood. Each director attended all of the meetings of the Board of Directors and of each committee of which he was a member held while he was a director or member of such committee. The Board of Directors encourages all of its members to attend the Company's annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the independent members of the Board of Directors when determining those board members who will be recommended to the Board of Directors for re-election. All of the directors, who were then directors, attended the last annual meeting of stockholders.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to the compensation and benefits of employees of the Company and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee held two meetings during fiscal 2005.

         The Audit Committee meets with management and the Company's independent registered public accounting firm to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee held six meetings during fiscal 2005. The Audit Committee has been established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each member of the Audit Committee met the independence requirements for audit committee members under the listing standards of the NASDAQ National Market. The Audit Committee's financial expert is Mr. Seidenberg. Mr. Seidenberg is independent pursuant to Item 7(d)(3)(iv) of Schedule 14A. The Committee has oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A copy of the Audit Committee charter, as amended through March 8, 2006, is attached as Exhibit A to this Proxy Statement. A report of the Audit Committee appears under the caption "Audit Committee Report", below.

         The Board of Directors established a Nominating Committee in December 2004. The Nominating Committee considers nominees for director recommended by stockholders of the Company. The Nominating Committee held one meeting during fiscal 2005. Stockholders may forward the name, address and biographical information of a potential nominee to Board of Directors of Global Payment Technologies, Inc., c/o Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788. A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. The Nominating Committee of the Board of Directors will evaluate a potential nominee by personal interview, such interview is to be conducted by one or more of the Nominating Committee members, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Board of Directors need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. The Nominating Committee charter is not available on the Company's website, but is attached as Exhibit B to this Proxy Statement.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent registered public accounting firm has the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's fiscal year ended September 30, 2005, the Audit Committee:

o Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2005 with management and Eisner LLP, the Company's independent registered public accounting firm;

o Discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit; and

o Received the written disclosures and the letter from Eisner LLP regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Eisner LLP's independence with Eisner LLP and considered whether the provision of non-audit services rendered by Eisner LLP was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended September 30, 2005 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                            Respectfully,

                                            Richard E. Gerzof
                                            Edward Seidenberg

Stockholder Communications

         Stockholders may communicate directly with the Board of Directors by sending communications to Board of Directors of Global Payment Technologies, Inc., c/o Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788.

Code of Ethics

         The Company has adopted a code of ethics that applies to its directors, executives and employees. The Company has filed a copy of its code of ethics as
Exhibit 14 to its annual report on Form 10-K for the fiscal year ended September 30, 2004. The Company intends to report amendments to or waivers from the Company's code of ethics that are required to be reported pursuant to the rules of the Securities and Exchange Commission on Form 8-K. The code of ethics is not available on the Company's website.

Information about Non-Director Executive Officers

         The following table sets forth certain information with respect to the non-director executive officers of the Company. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name                         Age      Position
----                         ---      --------
Thomas McNeill..........     43       Vice President, Chief Financial Officer
                                      and Secretary

         Thomas McNeill has been Secretary of the Company since March 1997 and Vice President and Chief Financial Officer of the Company since September 1997. From October 1996 to September 1997 he served as Controller of the Company. From March 1995 through October 1996 Mr. McNeill was Director of Finance for Bellco Drug Corp., a pharmaceutical distribution company. From January 1991 through August 1992 he was Controller and from August 1992 to May 1994 he was Vice President of Operations for the Marx & Newman Co. division of the United States Shoe Corporation, a manufacturer and distributor of women's footwear. Mr. McNeill is a Certified Public Accountant.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. To the Company's knowledge, based solely on a review of such reports furnished to the Company with respect to its most recent fiscal year, the Company believes that during or with respect to the fiscal year ended September 30, 2005 all reports under Section 16 (a) have been timely filed.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 28, 2006, certain information as to the Common Stock ownership of each of the Company's directors and nominees for director, each of the officers included in the Summary Compensation Table below, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock. Unless otherwise noted, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.

                                          Amount and Nature      Percentage of
                                            of Beneficial        Outstanding
          Name and Address (1)               Ownership           Shares Owned
--------------------------------------  -------------------    ----------------

Richard E. Gerzof                                484,100   (2)           7.7%
  873 Remsens Lane
  Upper Brookville, NY  11771

William H. Wood                                  300,152   (3)           4.8%

Thomas Oliveri                                   206,500   (4)           3.2%

Thomas McNeill                                   115,500   (5)           1.8%

Edward Seidenberg                                 28,500   (6)              *

Stephen Nevitt                                    21,500   (7)              *

Elliot Goldberg                                    1,000                    *

All directors and executive officers
  as a group (7 persons)                       1,157,252   (8)          17.3%

--------------------------------------
*  Less than 1%
(1) Under the rules of the SEC, addresses are only provided for beneficial owners if in excess of 5% of the Company's Common Stock
(2) Includes 108,500 shares issuable upon exercise of currently exercisable options.
(3) Includes 6,500 shares issuable upon exercise of currently exercisable options.
(4) Consists of 206,500 shares issuable upon exercise of currently exercisable options.
(5) Includes 112,500 shares issuable upon exercise of currently exercisable options.
(6) Includes 13,500 shares issuable upon exercise of currently exercisable options.
(7) Consists of 21,500 shares issuable upon exercise of currently exercisable options.
(8) Includes 469,000 shares issuable upon exercise of currently exercisable options.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

         The table below sets forth certain information as of the Company's fiscal year ended September 30, 2005 regarding the shares of the Company's common stock available for grant or granted under stock option plans that (i) were adopted by the Company's stockholders and (ii) were not adopted by the Company's stockholders.

                                                                                           Number of securities
                                                                                       remaining available for future
                               Number of securities to be       Weighted-average           issuance under equity
                                 issued upon exercise of        exercise price of      compensation plans (excluding
                              outstanding options, warrants    outstanding options,   securities in the first column of
                                       and rights              warrants and rights              this table)
                              -----------------------------   ---------------------  ----------------------------------
Equity Compensation                     859,999                       $4.65                    274,942
plans approved by
security holders

Equity Compensation                  Not Applicable               Not Applicable             Not Applicable
plans not approved by
security holders


                             EXECUTIVE COMPENSATION
                           Summary Compensation Table

         The following table summarizes the compensation earned for the last three fiscal years by the Company's Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000 for the 2005 fiscal year (the "Named Executive Officers"), for services in all capacities to the Company during its 2005, 2004 and 2003 fiscal years.

                                                                                                      Long-Term
                                                                 Annual Compensation                 Compensation
                                                                 -------------------                 ------------
                                                                                                      Securities
           Name and Principal                                                                         Underlying
               Position                       Year                Salary              Bonus            Options
           ------------------                 ----                ------             ------           ----------

Thomas Oliveri (1)..................          2005               $231,000            $15,000            15,000
         President and Chief                  2004                200,000                ---           100,000
         Executive Officer                    2003                184,000                ---               ---

Thomas McNeill......................          2005                171,000              4,000               ---
         Vice President, Chief                2004                161,000             10,000            25,000
         Financial Officer                    2003                158,000                ---               ---

(1) Effective November 2005 Mr. Nevitt replaced Mr. Oliveri as President and Chief Executive Officer and Mr. Oliveri assumed the positions of Executive Vice President and Chief Operating Officer.

                        Option Grants in Last Fiscal Year
                               (Individual Grants)

                                                                                                  Potential Realizable Value
                                                                                                    at Assumed Annual Rates
                                                      % of Total                                        of Stock Price
                                                      Options                                       Appreciation for Option
                           Number of Securities      Granted to       Exercise                               Term
                            Underlying Options       Employees in      Price        Expiration       ------------------------
            Name                  Granted            Fiscal Year      ($/Share)        Date          At 5%             At 10%
            ----                  -------            -----------      ---------        ----          -----             ------

Thomas Oliveri...........        15,000(1)              31.6%           $6.86        3/9/2012        $42,000           $98,000

     (1) This option was awarded at the fair market value of the Company's Common Stock at March 10, 2005, the date of the award, and became exercisable when the Company accelerated the vesting of all unvested stock options previously awarded to employees, officers and directors in September, 2005. The option was awarded for services as an executive officer.

     No SARS were granted in the last fiscal year.



          Aggregated Option Exercises and Fiscal Year End Option Values

                                                                      Number of Securities
                                      Shares Acquired                Underlying Unexercised               Value of Unexercised
                                        on Exercise                       Options at                      In-the-Money Options
                                                                      September 30, 2005                  September 30, 2005(1)
                                            (#)          Value         ------------------               -------------------------
            Name                            ----        Realized    Exercisable/Unexercisable           Exercisable/Unexercisable
            ----                                        --------    -------------------------           -------------------------

Thomas Oliveri.....................         ---              ---       206,500             ---            $16,500             ---
Thomas McNeill.....................         ---              ---       112,500             ---             13,200             ---

     (1) The closing price of the Company's Common Stock as reported on the Nasdaq National Market on September 30, 2005 was $3.60 per share. Value is calculated by multiplying (a) the difference between the closing price and the option exercise price by (b) the number of shares of Common Stock underlying the option.

     No SARS were exercised during the last fiscal year or were outstanding at fiscal year end.

Compensation of Directors

Each non-employee director is entitled to receive the following:

Annual Board retainer                             $12,000
Annual Audit Committee Chairman fee                 4,000
Annual Compensation Committee Chairman fee          1,000
Board meeting fee                                   1,000
Committee meeting fee                                 500

Each non-employee director may elect to receive stock options in lieu of cash compensation. Employee directors do not receive director fees.

         The following chart summarizes the stock options granted and cash compensation paid to directors for services rendered as directors during the 2005 fiscal year pursuant to the preceding table and their respective elections:

                           Options         Cash
                           Granted         Compensation
                           -------         ------------
Richard E. Gerzof          23,500               $0
William H. Wood             3,500           18,700
Stephen Nevitt             21,500                0
Stuart Levy                     0            5,600
Edward Seidenberg           3,500           23,500
                            -----           ------
         Total             52,000          $47,800
                           ======          =======


Employment Agreements

         Effective November 7, 2005 the Company entered into an agreement with Stephen Nevitt providing for his employment as President and Chief Executive Officer for a one-year term with automatic extensions for additional one-year terms unless and until either the Company or Mr. Nevitt provides 90 days advance written notice of a desire to terminate the agreement. The agreement provided for a salary at a rate of $225,000 per year and bonuses and stock options as determined by the Board of Directors. On January 11, 2006, Mr. Nevitt and the Company agreed to increase his salary to a rate of $300,000 per year The agreement grants Mr. Nevitt options to purchase 250,000 shares of the common stock of the Company at $2.85 per share, the fair market value as of the date of the agreement, which options vest at the rate of 83,333 options on the first anniversary of the date of the agreement and a like amount on each of the second and third anniversaries and options to purchase an additional 250,000 shares, subject to approval by the shareholders of the Company at its next meeting of stockholders. If such additional options are approved, the exercise price would be the fair market value at the date of the approval and would otherwise be identical to the options previously granted. On March 8, 2006, Mr. Nevitt and the Company agreed to amend his employment agreement to clarify their intention that the additional option to purchase 250,000 shares is subject to the approval by the stockholders of the Company of the 2006 Stock Option Plan described under proposal 2. In the event that the 2006 Stock Option Plan is not approved by the shareholders, the Company may provide Mr. Nevitt with additional compensation in an alternative form. The agreement also provides for participation in employee benefit plans and other fringe benefits. If terminated under a change of control event in the first six months, he would be entitled to $25,000 or if terminated under a change of control event in the second six month period, he would be entitled to $50,000.

         Effective April 5, 2004 the Company entered into an agreement with Thomas Oliveri providing for his employment as President and Chief Executive Officer. The agreement provided for a salary of $255,000 per year. On November 7, 2005, Mr. Oliveri's position changed to Executive Vice President and Chief Operating Officer and on December 14, 2005 his agreement was amended to change his salary to $200,000 per year. The agreement also provides for bonuses and stock options as determined by the Board of Directors and participation in employee benefit plans and other fringe benefits. The agreement expires on November 7, 2006. If terminated under a change of control event, he would be entitled to receive up to 1.5 times his previous salary rate of $255,000. There were no other changes to his employment agreement.

         Effective May 1, 2004 the Company entered into an agreement with Thomas McNeill providing for his employment as Vice President and Chief Financial Officer for a one-year term, with automatic extensions for additional one-year terms unless and until either the Company or Mr. McNeill provides 180 days advance written notice of a desire to terminate the agreement. The current agreement provides for a salary at a rate of $176,000 per year and bonuses and stock options as determined by the Board of Directors. The agreement also provides for participation in employee benefit plans and other fringe benefits. If terminated under a change of control event, he would be entitled to receive up to 1.00 times his salary.

Certain Relationships and Related Transactions

         The Company does not have any relationships or related transactions required to be disclosed.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee of the Company's Board of Directors during the fiscal year ended September 30, 2005 were Richard E. Gerzof, Stuart Levy (until January 2005), Stephen Nevitt (from January 2005 until November 2005), and Edward Seidenberg, each of whom was, while serving on the Committee, a non-employee director. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. During fiscal 2005, the Compensation Committee was comprised of Mr. Gerzof, Mr. Levy (until January
2005), Mr. Nevitt (from January 2005 until November 2005), and Mr. Seidenberg, all of whom were non-employee directors while serving on the Committee. Currently the Compensation Committee is comprised of Mr. Gerzof, Elliot H. Goldberg and Mr. Seidenberg, all of whom are non-employee directors.

         The objectives of the Company's executive compensation program are to:

                  * Support the achievement of desired Company performance; and
                  * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the manufacturing industry on Long Island, as well as with a broader group of companies of comparable size and complexity.


EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and various benefits, including medical and 401(k) plans generally available to employees of the Company.

         Base Salary

         Base salary levels for the Company's executive officers are competitively set relative to companies in the manufacturing industry on Long Island, as well as with a broader group of companies of comparable size and complexity. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Company.

         Stock Option Program

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees), consultants, and directors who are not employees of the Company.

         The 1994, 1996 and 2000 Stock Option Plans authorize the Compensation Committee to award key executives stock options. Options granted under the plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that the plans require that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to certain other limitations. No new options may be granted under the 1994 Stock Option Plan or the 1996 Stock Option Plan.

         Benefits

         The Company provides to executive officers medical and 401(k) plan benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 2005.

         Bonus

         Based upon recommendations of the Compensation Committee, the Company provides to certain executive officers bonuses based on their performance and the performance of the Company.

         Chief Executive Officer Compensation

         Mr. Nevitt was appointed to the position of Chief Executive Officer in November 2005 and currently earns an annual base salary of $300,000 and bonuses and stock options as determined by the Company's Board of Directors. Mr. Nevitt was granted 250,000 stock options in November 2005. In making this determination, the Board of Directors took into account the Compensation Committee's recommendations.

         Mr. Oliveri was Chief Executive Officer from January 2004 until November 2005 and earned an annual base salary of $255,000 and bonuses and stock options as determined by the Company's Board of Directors. During fiscal 2005, Mr. Oliveri received a $15,000 bonus and was granted 15,000 stock options. In making this determination, the Board of Directors took into account the Compensation Committee's recommendations.

                                           Richard E. Gerzof
                                           Edward Seidenberg
                                           Members of the Compensation Committee

                                Performance Graph

         Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since September 30, 2000 with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Non-Financial Index. The graph assumes $100 was invested at the close of business on September 30, 2000 in the Company's Common Stock and in each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN


                               [GRAPHIC OMITTED]


------------------------------------------ ---------------- ------------- -------------- ------------- -------------- -----------
                                               9/30/00        9/29/01        9/28/02       9/30/03        9/30/04      9/30/05
------------------------------------------ ---------------- ------------- -------------- ------------- -------------- -----------
Global Payment Technologies, Inc.               $100            $55           $112           $57            $70          $63
------------------------------------------ ---------------- ------------- -------------- ------------- -------------- -----------
NASDAQ Stock Market Index (U.S.)                $100            $41            $32           $49            $52          $59
------------------------------------------ ---------------- ------------- -------------- ------------- -------------- -----------
NASDAQ Non-Financial Index                      $100            $37            $28           $44            $46          $53
------------------------------------------ ---------------- ------------- -------------- ------------- -------------- -----------


                                   PROPOSAL 2
                APPROVAL OF THE COMPANY'S 2006 STOCK OPTION PLAN

         On March 8, 2006, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Company's 2006 Stock Option Plan. The 2006 Stock Option Plan is herein referred to as the "Plan". The Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

         The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Exhibit C to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

         The Plan authorizes the grant of options to purchase a maximum of 2,000,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Plan. All of the approximately 90 employees of the Company are currently eligible to receive grants of options under the Plan.

         Set forth in the table below is information as to the number of shares as to which options have been granted to the Named Executive Officers, to each other person who has received 5% of such options, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all current employees, including all current officers who are not executive officers, as a group.

                                                    NUMBER OF
         NAME                                        OPTIONS
         ----                                        -------

         Stephen Nevitt                              271,500

         Thomas Oliveri                              206,500

         Thomas McNeill                              115,500

         Richard E. Gerzof                           108,500

         PR Financial Marketing                       60,000

         All current executive
         officers as a group                         593,500

         All current directors who are not
         executive officers as a group               131,500

         All current employees, including all
         current officers who are not
         executive officers, as a group              318,827

No options have been granted under the Plan. However, the Compensation Committee will grant Stephen Nevitt an option to purchase 250,000 shares at fair market value if the Plan is approved by the stockholders.

         On March 8, 2006, the high and low sales prices of the Company's Common Stock as reported by NASDAQ were $2.33 and $2.18 per share, respectively.

TYPE OF OPTIONS

         Options granted under the Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Plan is written and will be administered such that options granted under the Plan will not be subject to Section 409A of the Code and the regulations thereunder.

ADMINISTRATION

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), each member of which is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Each member of the Committee is also an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Committee are Richard E. Gerzof, Elliot H. Goldberg and Edward Seidenberg.

         Among other things, the Committee is empowered to determine, within the express limits contained in the Plan: the employees and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option (which shall not be less than the fair market value of the Common Stock on the date of grant), the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Plan will be subject to, among other things, the following terms and conditions:

(a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an option may not be less than the fair market value of the Company's Common Stock on the date of grant (or, in the case of an ISO,110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 350,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or by the Company's withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

(e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

(f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

(g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.


ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates. Any such adjustments made shall not cause the options issued under the Plan to be deferred compensation as such term is defined in Section 409A of the Code and the regulations thereunder.


DURATION AND AMENDMENT OF THE PLAN

         No option may be granted under the Plan after March 7, 2016. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.


FEDERAL INCOME TAX TREATMENT

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

(a)       ISOs Exercised With Cash

          No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

          If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

          If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

(b)       NQSOs Exercised With Cash

          No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

          Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

(c) Exercises of Options Using Previously Acquired Shares or by the Company's Withholding Shares

          If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefore ("Replacement Shares"). If the option exercised is an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

          If an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after- transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

          The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

          Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

          To the extent that an ISO is exercised by the Company's withholding shares, such exercise will result in a disqualifying disposition of the underlying shares and the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of exercise equal to such amount. The exercise of a NQSO by the Company's withholding of shares will have the same federal tax consequences as the exercise of a NQSO with cash.

(d)       Alternative Minimum Tax

          In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

 REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the Plan is not approved by stockholders, the Plan will terminate. Mr. Nevitt's employment agreement provides for the grant of 250,000 stock options upon approval of the Plan. In the event that the Plan is not approved by the shareholders, the Company may provide Mr. Nevitt with additional compensation in an alternative form. The Board of Directors recommends a vote "FOR" approval of the Plan.


                                   PROPOSAL 3
        APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN

         The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 1996 Stock Option Plan. The 1996 Stock Option Plan is herein referred to as the "1996 Plan". Prior to such amendment, the 1996 Plan restricted the number of shares subject to options that may be granted to an individual in any one fiscal year to 200,000 shares under all plans of the Company. The amendment restricts the number of shares subject to options that may be granted to an individual in any one fiscal year to 200,000 shares under the 1996 Plan. The purpose of the amendment was to enable the Company to grant stock options to Mr. Nevitt on November 7, 2005. No additional options may be granted under the 1996 Plan.

REQUIRED VOTE

         Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the amendment of the 1996 Plan is not approved by stockholders, Mr. Nevitt's stock option grant will have to be reduced to conform to the limitations in the 1996 Plan prior to its amendment and the Company may be required to provide Mr. Nevitt with additional compensation in an alternative form. The Board of Directors recommends a vote "FOR" approval of the Plan.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Eisner LLP has audited and reported upon the financial statements of the Company for the fiscal years ended September 30, 2005 and 2004. It is currently anticipated that Eisner LLP will be selected by the Audit Committee to examine and report on the financial statements of the Company for the fiscal year ending September 30, 2006. Representatives of Eisner LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         For the fiscal years ended September 30, 2005 and 2004, the Company paid (or will pay) the following fees for services rendered during the audit in respect of those years:

AUDIT FEES

         For the fiscal years ended September 30, 2005 and 2004 Eisner LLP billed the Company $113,000 and $96,000 for services rendered for the audits of the Company's annual financial statements included in its reports on Form 10-K and the reviews of the financial statements included in its reports on Form 10-Q filed with the SEC.

AUDIT RELATED FEES

         None.

TAX FEES

         For the fiscal years ended September 30, 2005 and 2004 the Company was billed $15,000 and $25,000, respectively, by Eisner LLP in connection with the preparation of tax returns and the provision of tax advice.

ALL OTHER FEES

         For each of the fiscal years ended September 30, 2005 and 2004 Eisner LLP billed the Company $13,000, in connection with the audit of its employee benefit plans.

         The Audit Committee pre-approves all work performed by the Company's auditors.

         The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by both Eisner LLP and KPMG LLP is compatible with maintaining auditor independence.

         On March 10, 2004 the Board of Directors of the Company dismissed KPMG LLP as its independent certified public accountants and appointed Eisner LLP to serve in their place. These actions were taken at the recommendation of the Company's Audit Committee.


         KPMG had served as the Company's independent public accountants since July 26, 2002. KPMG's report on the Company's consolidated financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.


         During the fiscal year ended September 30, 2003, and the interim period ended March 10, 2004, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal year ended September 30, 2003, and the interim period ended March 10, 2004, the Company did not consult Eisner LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2007 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than October 12, 2006. Such proposals should be addressed to Secretary, Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy) will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after February 4, 2007.


                                OTHER INFORMATION

         An annual report to stockholders for the year ended September 30, 2005 is being furnished herewith to each stockholder of record as of the close of business on March 14, 2006. Copies of the Company's Annual Report on Form 10-K will be provided free of charge upon written request to:

                        Global Payment Technologies, Inc.
                                425B Oser Avenue,
                            Hauppauge, New York 11788
                      Attention: Thomas McNeill, Secretary

         In addition, copies of any exhibits to the Annual Report on Form 10-K will be provided for a nominal charge to stockholders who make a written request to the Company at the above address.

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                             By Order of the Board of Directors,

                                             THOMAS MCNEILL
                                             Secretary
March 21, 2006

                                   PROXY CARD


PROXY                                                                      PROXY
-----                                                                      -----

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                 (Solicited on behalf of the Board of Directors)


         The undersigned holder of Common Stock of GLOBAL PAYMENT TECHNOLOGIES, INC., revoking all proxies heretofore given, hereby constitutes and appoints Thomas Oliveri and Thomas McNeill, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2006 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC., to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Tuesday, April 25, 2006 at 10:00 a.m., Eastern Standard Time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR each listed nominee to serve as a director.

The Board of Directors recommends a vote FOR the listed nominees.


1. Election of two Class II Directors
   Nominees: Stephen Nevitt and Matthew Dollinger

        |_| FOR all listed nominees (except as noted to the contrary)

        |_| WITHHOLD AUTHORITY to vote for all listed nominees

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

2. Approval of the Company's 2006 Stock Option Plan |_| FOR |_| WITHHOLD
AUTHORITY

3. Approval of an amendment to the Company's 1996 Stock Option Plan   |_| FOR
|_| WITHHOLD AUTHORITY

4. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.




PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE.

                         The shares represented by this Proxy will be voted in
                    the manner directed. In the absence of any direction, the shares will be voted FOR the nominees named in Proposal 1 and FOR Proposals 2 and 3 and in accordance with the discretion of the Proxies on such other matters as may properly come before the meeting.

                    Dated :_______________________________________, 2006

                    --------------------------------------------------

                    --------------------------------------------------
                      Signature(s)
                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).

                         PLEASE MARK AND SIGN ABOVE AND
                                RETURN PROMPTLY.

                                    EXHIBIT A
                                    ---------


                        Global Payment Technologies, Inc.

                             Audit Committee Charter
                           As Amended and Restated on
                                  March 8, 2006

                                    ARTICLE I

                                    PURPOSES

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Global Payment Technologies, Inc. (the "Company") is to evaluate:

           o    the integrity of the Company's financial statements;
           o    the Company's compliance with legal and regulatory requirements;
           o    the independent auditors' qualifications and independence; and
           o    the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee's report, made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's annual proxy statement.


                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than three members of the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

           A. Each Committee member shall meet the independence criteria of the Nasdaq Marketplace rules, except as permitted by the Nasdaq Marketplace rules.

           B. Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Unless otherwise determined by the Board of Directors, at least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of an audit committee financial expert as defined in Item 401(h) of SEC Regulation S-K. The Board shall determine, in its business judgment, whether at least one member has sufficient accounting or related financial management expertise to meet the audit committee financial expert criteria. The designation or identification of a person as an audit committee financial expert shall not (1) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification, or (2) affect the duties, obligations or liability of any other member of the Committee or the Board.

           C. No Committee member shall simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

Section 3. Appointment and Removal. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.


                                   ARTICLE III

                             DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 ("SOX")), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

                                   ARTICLE IV

                        RESPONSIBILITIES OF THE COMMITTEE


Section 1. Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company's management and the independent auditors, (3) preapprove all audit services provided by the independent auditors, and (4) preapprove any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act,. The Committee may delegate the authority to grant preapprovals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Independent Auditors' Quality Control. The Committee shall, at least annually, receive from the Company's independent auditors (1) a copy of the most recent internal quality control review, or peer review, of the firm, (2) a summary of any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

Section 3. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the independent auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the independent auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and (3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

Section 4. Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 5. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

Section 6. Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of SOX and all rules promulgated thereunder by the Securities and Exchange Commission ("SEC").

Section 7. Review and Discuss Financial Press Releases. The Committee shall review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP (as defined below) information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur before or after issuance and, as appropriate, may include a review of the types or substance of information to be disclosed and the form of presentation to be made). The Committee may delegate its responsibilities pursuant to this section to a member of the Committee.

Section 8. Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors and, if and to the extent deemed appropriate by the Committee Chairman, members of their respective staffs or representatives of any person or entity to which the internal audit function has been outsourced the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of SOX and all rules promulgated thereunder by the SEC.

Section 9. Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of SOX and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 10. Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 11. Obtain Reports Regarding Conformity with Legal Requirements and the Company's Code of Business Conduct and Ethics. The Committee shall periodically obtain reports from the Company's management and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics or any Company plan, program or policy relating to business conduct or ethics without regard to its formal title ("Ethics Code"). The Committee shall review affiliated party transactions. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics Code.

Section 12. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

Section 13. Review and Discuss Other Matters. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 14. Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least annually, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

Section 15. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time, including a review of officers' expense accounts and perquisites, including their use of corporate assets.

                                    ARTICLE V

                            MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member of, or consultant or expert retained by, the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.


                                   ARTICLE VI

                    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities.

                                   ARTICLE VII

                             AUDIT COMMITTEE REPORT

The Committee, with the assistance of management, the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.


                                  ARTICLE VIII

                                REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

                                    EXHIBIT B
                                    ---------


                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                          NOMINATING COMMITTEE CHARTER



Purpose

The function of the Nominating Committee (the "Committee") is to (i) identify individuals qualified to become board members and to recommend individuals for the Board of Directors to elect as directors or nominate for election as directors at the next annual meeting of stockholders, and (ii) recommend board members to the Board of Directors for inclusion on committees of the Board of Directors.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations.

Appointment and Removal

Each member of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

A Chairperson may be elected by the full Board of Directors, or, if not elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Chairperson, if one is elected, will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances require. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

o Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and any other factors the members of the Nominating Committee deem appropriate.

o Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend that the Board of Directors elect such candidates or nominate such candidates for election by the stockholders at an annual or special meeting.

o Recommend to the Board of Directors those individuals believed to be qualified to serve on committees of the Board of Directors.

o Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board of Directors deem appropriate.

Qualifications of Candidates

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations.

Process for Identifying and Evaluating Nominees for Directors

The Nominating Committee will accept recommendations for potential nominees for director from stockholders, directors, officers or employees of the Company. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to Board of Directors of Global Payment Technologies, 425B Oser Avenue, Hauppauge, New York 11788. The Nominating Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.

The Board of Directors encourages all of its members to attend the Company's annual meeting so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Nominating Committee when determining those board members who will be recommended to the Board of Directors for re-election.

Stockholder Communications

The Board of Directors of the Company encourages the Company's stockholders to send any concerns or comments they might have relating to the Board of Directors at the address indicated above.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The fees incurred for such services shall be paid for by the Company.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting. The Committee shall review the adequacy of this Charter from time to time and recommend any proposed changes to the Board of Directors for approval.


                                 Adopted by Resolution of the Board of Directors March 10, 2005

                                    EXHIBIT C
                                    ---------

                             2006 STOCK OPTION PLAN
                                       OF
                        GLOBAL PAYMENT TECHNOLOGIES, INC.


1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of Global Payment Technologies, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

2. Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 2,000,000 shares all of which may be ISOs. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

3. Administration of the Plan. The Plan will be administered by the Board, or by a committee (the "Committee") consisting of two or more directors appointed by the Board. Those administering the Plan shall be referred to herein as the "Administrators." As long as the Company has a class of common equity securities required to be registered under section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; and provided further that such modification is not a "material modification" as such term is defined in Code
Section 409A and the regulations thereunder; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under
Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion; provided, however, that only employees of the Company may be granted ISOs. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 350,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be no less than the fair market value of the Common Stock subject to such option on the date of grant; provided, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a),
(b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Committee, with previously acquired shares of Common Stock, (c) with the authorization of the Committee, by the Company withholding from the purchased shares an amount having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (d) some combination thereof; provided, however, that in no case may shares be tendered or withheld if such tender or withholding would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

In no case may a fraction of a share of Common Stock be purchased or issued under the Plan. In lieu of issuing a fraction of a share upon any exercise of the Option, the Company will be entitled to pay to the Participant an amount equal to the Fair Market Value of such fractional share.

8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or
(b) without the consent of the Company, such option shall terminate immediately.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee's death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause, such option shall terminate immediately.

Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9. Death or Disability of an Optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrators in their sole discretion. The Administrators shall not make any adjustment pursuant to this Section 12 that would cause an Option that is otherwise exempt from Code Section 409A to become subject to 409A; or that would cause an Option that is subject to 409A to fail to satisfy the requirements of Section 409A. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on March 8, 2006. No option may be granted under the Plan after March 7, 2016. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19. Definitions.

(a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

(b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

(e) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

(f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of
Section 424(f) of the Code.

20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

22. Stockholder Approval. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before March 7, 2007, the Plan and any options granted hereunder shall terminate.